[Scudder Investments logo]

Scudder Capital Growth Fund

Semiannual Report

March 31, 2003

Contents

<Click Here> Letter from the Fund's President

<Click Here> Performance Summary

<Click Here> Economic Overview

<Click Here> Portfolio Management Review

<Click Here> Portfolio Summary

<Click Here> Investment Portfolio

<Click Here> Financial Statements

<Click Here> Financial Highlights

<Click Here> Notes to Financial Statements

<Click Here> Account Management Resources

<Click Here> Privacy Statement

Scudder Investments is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Investment Management Americas Inc., Deutsche Asset Management Inc., Deutsche Asset Management Investment Services Ltd., Deutsche Bank Trust Company Americas and Scudder Trust Company.

This report must be preceded or accompanied by a prospectus.

Please see the fund's prospectus for more complete information, including a complete description of the fund's investment policies. To obtain a prospectus, download one from scudder.com (Classes A, B, C and Institutional), aarp.scudder.com (Class AARP) or myScudder.com (Class S), talk to your financial representative or call Shareholder Services at (800) 621-1048 (Classes A, B and C), (800) 253-2277 (Class AARP) or (800) SCUDDER (Class S). The prospectus contains more complete information, including management fees and expenses. Please read it carefully before you invest or send money.

Fund shares are not FDIC-insured and are not deposits or other obligations of, or guaranteed by, any bank. Fund shares involve investment risk, including possible loss of principal.

Letter from the Fund's President

Dear Shareholder,

In February 2003, William Glavin, former President of this mutual fund, left the firm to pursue other opportunities. I have assumed the role of President and look forward to serving your needs. I have been with Scudder or its parent, Deutsche Asset Management and its predecessor companies for more than 25 years. For the past year, I have held, and will continue to hold, the title of Chairman of the Scudder Funds. As President of this mutual fund, I will work closely with the investment management team and the fund's trustees to ensure the fund is being managed according to its stated investment objective and with its shareholders' best interests in mind.

Following three consecutive down years, investors entered 2003 with hope for a rebound in the stock market. Unfortunately, the past three months brought continued weakness in stock prices. With the war in Iraq dominating the headlines, market participants turned their attention away from the usual drivers of market performance - corporate earnings and the economy. As a result, market movements reflected extremely short-term developments. During March, for example, news from Iraq led to a series of two and three percent daily moves - both up and down - in the US market. These swings translated into day-to-day changes of several hundred billion dollars in the value of the US stock market as a whole.

At times like these, mutual fund investors should step back and ask if such volatility represents an accurate assessment of changes in the market's true worth. When viewed from a long-term standpoint, it is clear that daily news events usually do not have the impact on the value of corporate America that swings in the stock market would suggest. We therefore encourage you to look past the market's day-to-day performance when making important investment decisions. Instead, you should be looking at your investments from the perspective of your longer-term goals, your risk tolerance, your age and your personal financial situation. Naturally, this can be extremely difficult when the stock market is riding a daily roller coaster. However, it is still the only way that you will be able to make the sound financial decisions that are right for you.

Sincerely,

Richard T. Hale
President
Scudder Capital Growth Fund

The opinions and forecasts expressed here are those of Richard T. Hale as of March 31, 2003 and may not come to pass. Past performance is not a guarantee of future results.

Performance Summary March 31, 2003

Classes A, B, C, I and Institutional

Average Annual Total Returns (Unadjusted for Sales Charge)
Scudder Capital Growth Fund	6-Month++	1-Year	3-Year	5-Year	10-Year
Class A(a)	4.35%	-29.12%	-21.56%	-6.10%	5.64%
Class B(a)	3.97%	-29.67%	-22.18%	-6.84%	4.80%
Class C(a)	3.93%	-29.67%	-22.17%	-6.83%	4.82%
S&P 500 Index+	5.02%	-24.76%	-16.09%	-3.77%	8.53%
Russell 1000 Growth Index++	6.01%	-26.76%	-25.64%	-6.71%	6.68%

Scudder Capital Growth Fund	6-Month++	1-Year	Life of Class*
Class I++++	4.62%	-28.77%	-22.13%
S&P 500 Index+	5.02%	-24.76%	-17.61%
Russell 1000 Growth Index++	6.01%	-26.76%	-21.00%
Scudder Capital Growth Fund		6-Month++	Life of Class**
Institutional Class++++		4.50%	-10.28%
S&P 500 Index+		5.02%	-6.55%
Russell 1000 Growth Index++		6.01%	-5.38%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for perods of less than one year are not annualized.
Net Asset Value
	Class A	Class B	Class C	Class I	Institutional Class
Net Asset Value: 3/31/03	$ 31.89	$ 31.45	$ 31.45	$ 32.16	$ 32.04
9/30/02	$ 30.56	$ 30.25	$ 30.26	$ 30.74	$ 30.66

Class A Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	461	of	647	72

Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment(b) (Adjusted for Sales Charge)
[] Scudder Capital Growth Fund - Class A(c) [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31

Comparative Results (Adjusted for Sales Charge)
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class A(c)	Growth of $10,000	$6,681	$4,549	$6,881	$16,314
	Average annual total return	-33.19%	-23.09%	-7.20%	5.02%
Class B(c)	Growth of $10,000	$6,822	$4,628	$6,962	$15,980
	Average annual total return	-31.78%	-22.65%	-6.99%	4.80%
Class C(c)	Growth of $10,000	$6,962	$4,668	$6,952	$15,856
	Average annual total return	-30.38%	-22.43%	-7.01%	4.72%
S&P 500 Index+	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%
Russell 1000 Growth Index++	Growth of $10,000	$7,324	$4,111	$7,064	$19,090
	Average annual total return	-26.76%	-25.64%	-6.71%	6.68%

Scudder Capital Growth Fund		1-Year	Life of Class*
Class I**	Growth of $10,000	$7,123	$6,420
	Average annual total return	-28.77%	-22.13%
S&P 500 Index+	Growth of $10,000	$7,524	$7,125
	Average annual total return	-24.76%	-17.61%
Russell 1000 Growth Index++	Growth of $10,000	$7,324	$6,620
	Average annual total return	-26.76%	-21.00%

The growth of $10,000 is cumulative.

Notes to Performance Summary (Classes A, B, C, I and Institutional)

* Class I shares commenced operations on June 25, 2001. Index comparisons begin June 30, 2001.
** Institutional Class shares commenced on August 19, 2002. Index returns begin August 31, 2002. Performance shown is not annualized.
a Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. The difference in expenses will affect performance.
b The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.
c Returns shown for Class A, B and C shares for the periods prior to their inception on June 25, 2001 are derived from the historical performance of Class AARP shares of the Scudder Capital Growth Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses and the current applicable sales charges of each specific class. Returns for Class A reflect the current maximum initial sales charges of 5.75%. Class B share performance is adjusted for the applicable CDSC, which is 4% within the first year after purchase, declining to 0% after six years. Returns for Class C reflect an initial sales charge of 1.00%. Redemptions on Class C shares within one year of purchase may be subject to a CDSC of 1%. The difference in expenses will affect performance.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.
** Class I and Institutional Class shares are not subject to sales charges.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on a fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 621-1048 for the fund's most up-to-date performance. On the Web, go to scudder.com.

Class AARP and Class S

Class AARP has been created especially for members of AARP. Class S is not available to new investors.

Average Annual Total Returns
	6-Month++	1-Year	3-Year	5-Year	10-Year
Scudder Capital Growth Fund - Class AARP	4.47%	-28.95%	-21.36%	-5.85%	5.92%
S&P 500 Index+	5.02%	-24.76%	-16.09%	-3.77%	8.53%
Russell 1000 Growth Index++	6.01%	-26.76%	-25.64%	-6.71%	6.68%

	6-Month++	1-Year	Life of Class*
Scudder Capital Growth Fund - Class S	4.47%	-28.94%	-24.09%
S&P 500 Index+	5.02%	-24.76%	-16.59%
Russell 1000 Growth Index++	6.01%	-26.76%	-26.44%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

++ Total returns for perods of less than one year are not annualized.
Net Asset Value and Distribution Information
	Class AARP	Class S
Net Asset Value: 3/31/03	$ 32.03	$ 32.04
9/30/02	$ 30.66	$ 30.67

Class AARP Lipper Rankings - Large-Cap Growth Funds Category
Period	Rank		Number of Funds Tracked	Percentile Ranking
1-Year	449	of	647	70
3-Year	114	of	474	24
5-Year	162	of	317	51
10-Year	40	of	87	46

Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested.

Source: Lipper Inc.

Growth of an Assumed $10,000 Investment
[] Scudder Capital Growth Fund - Class AARP [] S&P 500 Index+ [] Russell 1000 Growth Index++

Yearly periods ended March 31

Comparative Results
Scudder Capital Growth Fund		1-Year	3-Year	5-Year	10-Year
Class AARP	Growth of $10,000	$7,105	$4,863	$7,397	$17,781
	Average annual total return	-28.95%	-21.36%	-5.85%	5.92%
S&P 500 Index+	Growth of $10,000	$7,524	$5,907	$8,253	$22,673
	Average annual total return	-24.76%	-16.09%	-3.77%	8.53%
Russell 1000 Growth Index++	Growth of $10,000	$7,324	$4,111	$7,064	$19,090
	Average annual total return	-26.76%	-25.64%	-6.71%	6.68%

Scudder Capital Growth Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$7,106	$4,738
	Average annual total return	-28.94%	-24.09%
S&P 500 Index+	Growth of $10,000	$7,524	$6,165
	Average annual total return	-24.76%	-16.59%
Russell 1000 Growth Index++	Growth of $10,000	$7,324	$4,409
	Average annual total return	-26.76%	-26.44%

The growth of $10,000 is cumulative.

Notes to Performance Summary (Class AARP and Class S)

* On July 17, 2000, the Fund commenced Class S shares. Index returns begin July 31, 2000.
+ The Standard & Poor's (S&P) 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Russell 1000 Growth Index consists of those stocks in the Russell 1000 Index that have greater-than-average growth orientation.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Investments in funds involve risk. Some funds have more risk than others. These include funds that allow exposure to or otherwise concentrate investments in certain sectors, geographic regions, security types, market capitalization or foreign securities (e.g., political or economic instability, which can be accentuated in emerging market countries). Please read this fund's prospectus for specific details regarding its investments and risk profile.

Please call (800) 728-3337 (Class AARP) or (800) SCUDDER (Class S) for the fund's most up-to-date performance. On the Web, go to aarp.scudder.com (Class AARP) or myScudder.com (Class S).

Economic Overview

Dear Shareholder:

A loss of economic momentum began earlier this year in the run-up to the US-led war with Iraq, and recent economic data has been almost uniformly weak.

For years the economy has been struggling to "work off the excesses" of the late-1990s boom - excessive capital investment by firms, deficient savings by households, and inflated stock prices, for example. Now geopolitical uncertainties (such as terrorist strikes, prolonged or spreading war, and disruption of oil supplies), as well as higher oil prices, have been added to the mix. These factors have taken a heavy toll on economic activity. Labor markets have softened, so many people have been out of work. Consumers have feared having less money, and have been spending less. Businesses, afraid that consumers won't buy their goods, have been wary of investing in new equipment and building up inventories. As a result, economic growth has been slow.

When the geopolitical uncertainties diminish, a major weight will likely be lifted from the economy. But that doesn't mean it will bounce back right away. The economy will still have to work off some of the excesses of the late-1990s boom, as described above. And this may restrain a recovery.

Despite these problems, the economy still has two major sources of support. One of them is policy stimulus, such as interest rates and tax cuts. If the economy's weakness persists much longer - and especially if it lingers after the geopolitical uncertainties diminish - the Federal Reserve Board will most likely make additional interest rate cuts. (In the current environment, we believe they aren't likely to raise rates before 2004.) Plus, federal spending hikes and tax cuts are putting more money into the pockets of consumers. This is encouraging consumer spending, which is encouraging business investment.

Another source of support for the economy is strong productivity. Productivity is a measure of business output per person-hour worked. Growth in productivity means businesses produce more goods with the same amount of labor. And that means they can possibly afford to pay workers more or hire more people. And higher wages and better employment opportunities typically encourage people to spend more. This, in turn, encourages businesses to invest in capital, because they know that if they produce more, they will be rewarded by consumers buying their goods.

Economic Guideposts Data as of 3/31/03
[] 2 years ago [] 1 year ago [] 6 months ago [] Now
	Inflation Rate (a)	US Unemployment Rate (b)	Federal Funds Rate (c)	Industrial Production (d)	Growth Rate of Personal Income (e)
(a) The year-over-year percentage change in US consumer prices.
(b) The percentage of adults out of work and looking for a job.
(c) The interest rate banks charge each other for overnight loans.
(d) Year-over-year percentage change.
(e) Growth rate of individual income from all sources.
Source: Deutsche Investment Management Americas Inc.

We expect policy stimulus and strong productivity growth to persist. This - along with a decrease in geopolitical uncertainty and lower oil prices, should both occur - would enable the economy to claw its way back to average growth and above in late 2003 and 2004.

We believe equities will surely benefit if geopolitical uncertainty declines and economic activity accelerates, as we expect later this year. However, equities are still not cheap, even after the price declines of the past three years. As a result, we expect equity returns to beat Treasury returns by much less than in recent decades. (However, note that there is a greater level of risk associated with stocks. Unlike Treasuries, the investment return and principal value of stocks will fluctuate.)

Deutsche Investment Management Americas Inc.

The sources, opinions and forecasts expressed are those of the economic advisors of Deutsche Investment Management Americas Inc. as of April 7, 2003, and may not actually come to pass.

Portfolio Management Review

In December 2002, a new investment team - Julie M. Van Cleave, Thomas J. Schmid and Jack A. Zehner - assumed management of Scudder Capital Growth Fund. Most recently, the group was employed by Mason Street Advisors, a wholly owned subsidiary of Northwestern Mutual Life Insurance Company.

In the following interview, Ms. Van Cleave discusses the market environment, the fund's performance and what changes she and her team have made to the fund since assuming management a little over three months ago.

Q: Will you comment on the market environment?

A: We have seen two distinct market environments over the past six months. In the first three months of the reporting period, which was the fourth quarter of 2002, investors showed a greater appetite for risk than they had shown in the previous nine months of the year. As a result, we saw a strong recovery in technology stocks and related industries. In the first quarter of this year, however, investors' appetite for risk seemed to diminish, most likely due to concerns about the war with Iraq and its potential impact on the US economy and markets. Investors' favor turned to higher-quality companies that have the potential to generate growth independent of changing economic factors. These, by the way, are the types of companies we seek for this fund - those with innovative new products, an expanding retail base or other "intrinsic" growth characteristics.

Q: How did the fund perform?

A: The fund, like the broad market, gained ground. The fund's Class A shares (unadjusted for sales charges) posted a total return of 4.35% for the six months ended March 31, 2003. See the Performance Summary that begins on page 4 for performance of other share classes. This return was less than the 5.02% return by the Standard & Poor's 500 index (S&P 500), the fund's benchmark, but ahead of the 3.53% average return of its peers in the Lipper Large-Cap Growth Funds category. The category is a group of mutual funds that primarily invest in stocks with greater-than-average growth orientation compared with the overall market.

Q: Which sectors or stocks added to fund performance?

A: The fund's allocation to technology, which was greater than its benchmark, was the biggest contributor to performance. The fund also benefited from its consumer staples and energy holdings.

1. Technology As I mentioned, the fourth quarter was positive for technology. Plus, a few of the tech stocks held in the fund performed exceptionally well. These included International Business Machines (IBM) and Electronic Arts. IBM has strengthened its position as a global solutions provider in technology. The company's breadth and strength of services has helped it weather the now three-year-old technology downturn better than many of its competitors. Electronic Arts, a producer of video software, has continued to gain market share by introducing a string of innovative video games - a growing area of interest in the retail market. While we have a greater exposure to technology than the benchmark, we focus our investments in what we believe to be solid tech companies with long-term track records. For the most part the fund does not invest in the more speculative area of the sector.

2. Consumer staples The fund benefited from both good stock selection within consumer staples and its overweight (a larger position than its benchmark S&P 500) in this sector. One of the strongest performers in this area was PepsiCo, which fared better than its chief rival, Coca-Cola, due to growth in its snack food and noncarbonated beverage segments.

3. Energy The fund's focus on companies with reserves of North American natural gas helped performance. Two of the best performers were Nabors Industries and EOG Resources. With supply declining and a cold winter, these firms posted strong earnings. We anticipate continued outperformance over the next few years, as demand for this clean-burning and efficient fuel is expected to increase.

Q: What hurt performance during the six-month period?

A: Two primary areas of weakness within the fund during the period were health care and consumer discretionary stocks.

1. Health care While the fund's health care stocks performed relatively well overall, that contribution was overshadowed by the poor performance of one stock. Tenet Healthcare, a health care provider, plummeted in October amid allegations of unnecessary surgical procedures, fraudulent billings and senior executive departures. The stock was eliminated from the portfolio in December, but its dramatic decline still detracted from overall performance for the six-month period.

2. Consumer discretionary The fund's position in Harley-Davidson declined during the period after the company's management announced a slowdown in production. Investors, concerned that this announcement signaled weaker demand, bid the price of the stock down. After meeting with Harley-Davidson management, we feel confident that this is a short-term issue. This summer the company celebrates its 100th anniversary and plans to launch a new product line, which we believe will lead to increased sales.

Q: How would you describe your investment process?

A: Our investment discipline starts with a thorough analysis of economic trends. This analysis helps us to determine industries that we believe are, or will be, the strongest drivers of growth. That process is combined with in-depth company research to narrow the field of investment candidates. We work closely with Scudder's research analysts to identify companies within those industries that we believe offer the best potential for delivering strong and sustainable earnings growth. Stocks are chosen based on a thorough evaluation of each company's management and strategy.

Q: What changes have you made to the fund since assuming management in December?

A: Since assuming management, we have increased the number of equity holdings. Previously, there were approximately 60 holdings. Ultimately, we'd like to get the portfolio to between 70 and 90 stocks. We've also begun to work on lessening stock-specific risk by reducing the size of some of the fund's top holdings. We believe this will reduce daily volatility while increasing the diversification of the equity portfolio.

Q: How have you positioned the fund relative to its benchmark?

A: Relative to the S&P 500, the fund's largest positions at the end of the period were in energy, consumer discretionary, information technology and health care. The areas where the fund has less exposure than the index were in financials and industrials, and in utilities, where we have no holdings.

As discussed previously, we currently find the supply-vs.-demand characteristics of energy stocks with natural gas exposure to be quite attractive. We also believe that there has been an underinvestment in exploration and refining and we anticipate strong growth in those types of businesses over the coming years. The uncertain economic and market environment has caused a number of high quality consumer discretionary stocks to lose much of their value. We believe many companies in this area are now trading at attractive valuations in relation to their longer-term growth potential. While we're not expecting to see another momentum technology market as we did in the late 1990s, we do believe many solid technology stocks have fallen to prices below their fair value. We've therefore invested in the more conservative tech companies that provide core products and services for which there should always be demand.

The main explanation for our comparatively low allocation to industrials is that our position in General Electric (GE) is smaller than that of the benchmark. While we believe GE is a solid company with a broad combination of strong businesses, we want to avoid too much exposure to any one stock. In the current economic environment, we believe that some of GE's operating units - those that produce aircraft engines and gas turbines, for example - may struggle and ultimately drag down GE's stock price. We would rather get exposure to the variety of industries represented by GE through other stocks. Utilities have historically been defensive stocks without strong growth characteristics, which is why we are not investing in that sector. We believe other areas of the market represent better opportunities. Our underweight position in financials is again a factor of our belief that there are stronger growth characteristics elsewhere. Additionally, the historically low interest rate environment is squeezing the profits that lenders are able to generate.

Q: Have you eliminated or greatly reduced many holdings?

A: The portfolio already held many stocks that we like. We've kept some of those issues, but in many cases we've adjusted the fund's exposure to them to better reflect our style. We eliminated some poorly performing stocks and reallocated assets to stocks that we believe are more likely to support performance. In addition to Tenet Healthcare, we also eliminated Concord EFS, a provider of financial transactions services.

Q: What stocks did you add to the portfolio?

A: As mentioned previously, we believe there are many opportunities within consumer discretionary stocks. Two of those stocks that we've added are Kohl's, a discount department store chain, and Walgreen Co., a national drugstore chain. In the industrial space, we've added Minnesota Mining and Manufacturing (3M). Most of these additions, as well as most of the restructuring of the portfolio, were made before the end of 2002. Although we expect to further diversify the fund by adding a few more stocks in coming months, most of the restructuring of the portfolio is now complete.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary March 31, 2003

Asset Allocation	3/31/03	9/30/02

Common Stocks	99%	97%
Cash Equivalents	1%	3%
	100%	100%

Sector Diversification (Excludes Cash Equivalents)	3/31/03	9/30/02

Health Care	23%	26%
Information Technology	20%	19%
Consumer Discretionary	18%	18%
Financials	10%	13%
Consumer Staples	9%	9%
Energy	9%	8%
Industrials	8%	7%
Telecommunications Services	2%	-
Materials	1%	-
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at March 31, 2003 (33.0% of Portfolio)
3. Microsoft Corp. Developer of computer software	4.5%
4. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and non-prescription self-medications	4.3%
5. Johnson & Johnson Provider of health care products	4.1%
6. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.6%
7. General Electric Co. Industrial conglomerate	3.2%
8. Wal-Mart Stores, Inc. Operator of discount stores	3.0%
9. Colgate-Palmolive Co. Manufacturer of household and personal care products	2.9%
10. Nabors Industries Ltd. Producer of oil and gas through drilling	2.6%
11. Intel Corp. Designer, manufacturer and seller of computer components and related products	2.5%
12. Abbott Laboratories Developer of health care products	2.3%

Portfolio holdings are subject to change.

For more complete details about the fund's investment portfolio, see page 21. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Investment Portfolio as of March 31, 2003 (Unaudited)

	Shares	Value ($)

Common Stocks 99.0%
Consumer Discretionary 17.4%
Automobiles 1.4%
Harley-Davidson, Inc.	372,300	14,784,033
Hotel Restaurants & Leisure 1.2%
International Game Technology*	151,100	12,375,090
Household Durables 1.0%
Newell Rubbermaid, Inc.	364,700	10,339,245
Media 5.1%
AOL Time Warner, Inc.*	459,100	4,985,826
Comcast Corp. "A"*	504,300	13,863,207
McGraw-Hill, Inc.	196,600	10,928,994
Omnicom Group, Inc.	230,400	12,480,768
Viacom, Inc. "B"*	332,100	12,128,292
		54,387,087
Multiline Retail 6.3%
Kohl's Corp.*	244,900	13,856,442
Target Corp.	731,600	21,406,616
Wal-Mart Stores, Inc.	613,100	31,899,593
		67,162,651
Specialty Retail 2.4%
Home Depot, Inc.	513,400	12,506,424
Staples, Inc.*	352,700	6,464,991
TJX Companies, Inc.	369,500	6,503,200
		25,474,615
Consumer Staples 9.4%
Beverages 3.2%
PepsiCo, Inc.	582,000	23,280,000
The Coca-Cola Co.	258,500	10,464,080
		33,744,080
Food & Drug Retailing 1.1%
Walgreen Co.	398,200	11,738,936
Household Products 5.1%
Colgate-Palmolive Co.	573,800	31,237,672
Procter & Gamble Co.	265,500	23,642,775
		54,880,447
Energy 9.1%
Energy Equipment & Services 4.5%
Baker Hughes, Inc.	177,400	5,309,582
Nabors Industries Ltd.*	685,500	27,330,885
Noble Corp.*	162,000	5,090,040
Schlumberger Ltd.	266,600	10,133,466
		47,863,973
Oil & Gas 4.6%
Anadarko Petroleum Corp.	435,800	19,828,900
ConocoPhillips	233,600	12,520,960
EOG Resources, Inc.	418,000	16,536,080
		48,885,940
Financials 10.3%
Banks 1.3%
Bank of America Corp.	210,200	14,049,768
Diversified Financials 6.6%
American Express Co.	517,800	17,206,494
Citigroup, Inc.	557,766	19,215,039
Fannie Mae	252,900	16,527,015
Morgan Stanley	280,100	10,741,835
State Street Corp.	204,100	6,455,683
		70,146,066
Insurance 2.4%
American International Group, Inc.	267,330	13,219,469
Marsh & McLennan Companies, Inc.	288,800	12,311,544
		25,531,013
Health Care 22.5%
Biotechnology 2.2%
Genentech, Inc.*	382,600	13,394,826
Gilead Sciences, Inc.*	251,700	10,568,883
		23,963,709
Health Care Equipment & Supplies 4.1%
Baxter International, Inc.	439,800	8,197,872
Medtronic, Inc.	492,200	22,208,064
Zimmer Holdings, Inc.*	283,430	13,783,201
		44,189,137
Health Care Providers & Services 2.2%
Laboratory Corp. of America Holdings*	396,800	11,765,120
UnitedHealth Group, Inc.	125,700	11,522,919
		23,288,039
Pharmaceuticals 14.0%
Abbott Laboratories	665,200	25,018,172
Eli Lilly & Co.	382,800	21,877,020
Johnson & Johnson	762,800	44,143,236
Merck & Co., Inc.	244,100	13,371,798
Pfizer, Inc.	1,463,925	45,615,903
		150,026,129
Industrials 7.6%
Aerospace & Defense 1.8%
United Technologies Corp.	352,400	20,361,672
Air Freight & Logistics 0.6%
FedEx Corp.	108,800	5,991,616
Commercial Services & Supplies 1.1%
Fiserv, Inc.*	357,900	11,266,692
Industrial Conglomerates 4.1%
3M Co.	71,400	9,284,141
General Electric Co.	1,345,900	34,320,450
		43,604,591
Information Technology 20.1%
Communications Equipment 1.8%
Cisco Systems, Inc.*	1,515,800	19,675,084
Computers & Peripherals 4.4%
EMC Corp.*	1,140,200	8,243,646
International Business Machines Corp.	488,300	38,297,369
		46,541,015
Semiconductor Equipment & Products 6.7%
Applied Materials, Inc.*	1,302,300	16,382,934
Intel Corp.	1,628,880	26,518,166
Linear Technology Corp.	449,200	13,866,804
Texas Instruments, Inc.	884,400	14,477,628
		71,245,532
Software 7.2%
Electronic Arts, Inc.*	152,700	8,954,328
Microsoft Corp.	1,963,800	47,543,598
Oracle Corp.*	1,083,000	11,749,467
PeopleSoft, Inc.*	310,400	4,749,120
VERITAS Software Corp.*	227,500	4,001,725
		76,998,238
Materials 0.8%
Chemicals
Ecolab, Inc.	182,100	8,982,993
Telecommunication Services 1.8%
Diversified Telecommunication Services 1.2%
Verizon Communications, Inc.	365,200	12,909,820
Wireless Telecommunication Services 0.6%
AT&T Wireless Services, Inc.*	1,000,500	6,603,300
Total Common Stocks (Cost $1,114,373,253)		1,057,010,511

Cash Equivalents 1.0%
Scudder Cash Management QP Trust, 1.37% (b) (Cost $11,139,399)	11,139,399	11,139,399
Total Investment Portfolio - 100.0% (Cost $1,125,512,652) (a)		1,068,149,910

* Non-income producing security.
(a) The cost for federal income tax purposes was $1,126,958,838. At March 31, 2003, net unrealized depreciation for all securities based on tax cost was $58,808,928. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $141,279,264 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $200,088,192.
(b) Scudder Cash Management QP Trust is also managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited)
Assets
Investments in securities, at value (cost $1,125,512,652)	$ 1,068,149,910
Receivable for investments sold	7,937,485
Dividends receivable	613,835
Receivable for Fund shares sold	578,263
Total assets	1,077,279,493
Liabilities
Payable for Fund shares redeemed	5,550,867
Accrued management fee	504,787
Other accrued expenses and payables	407,910
Total liabilities	6,463,564
Net assets, at value	$ 1,070,815,929
Net Assets
Net assets consist of: Undistributed net investment income	492,668
Net unrealized appreciation (depreciation) on investments	(57,362,742)
Accumulated net realized gain (loss)	(565,065,307)
Paid-in capital	1,692,751,310
Net assets, at value	$ 1,070,815,929

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of March 31, 2003 (Unaudited) (continued)
Net Asset Value
Class AARP Net Asset Value, offering and redemption price per share ($806,563,422 / 25,178,189 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 32.03
Class S Net Asset Value, offering and redemption price per share ($118,232,764 / 3,689,866 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 32.04
Class A Net Asset Value and redemption price per share ($82,243,877 / 2,579,035 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 31.89
Maximum offering price per share (100 / 94.25 of $31.89)	$ 33.84
Class B
Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($40,420,356 / 1,285,356 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 31.45
Class C
Net Asset Value and redemption price (subject to contingent deferred sales charge) per share ($15,849,880 / 503,925 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)
$ 31.45
Maximum offering price per share (100 / 99 of $31.45)	$ 31.77
Class I Net Asset Value, offering and redemption price per share ($7,019,976 / 218,312 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 32.16
Institutional Class Net Asset Value, offering and redemption price per share ($485,654 / 15,156 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 32.04

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended March 31, 2003 (Unaudited)
Investment Income
Income: Dividends	$ 6,053,706
Interest	144,592
Total Income	6,198,298
Expenses: Management fee	3,280,683
Administrative fee	2,005,651
Distribution service fees	392,199
Trustees' fees and expenses	17,011
Other	10,115
Total expenses, before expense reductions	5,705,659
Expense reductions	(29)
Total expenses, after expense reductions	5,705,630
Net investment income (loss)	492,668
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	(159,201,675)
Net unrealized appreciation (depreciation) during the period on investments	207,895,941
Net gain (loss) on investment transactions	48,694,266
Net increase (decrease) in net assets resulting from operations	$ 49,186,934

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended March 31, 2003 (Unaudited)	Year Ended September 30, 2002
Operations: Net investment income (loss)	$ 492,668	$ (2,115,162)
Net realized gain (loss) on investment transactions	(159,201,675)	(286,124,024)
Net unrealized appreciation (depreciation) on investment transactions during the period	207,895,941	(45,686,659)
Net increase (decrease) in net assets resulting from operations	49,186,934	(333,925,845)
Distributions to shareholders from: Net realized gains: Class AARP	-	(472,139)
Class S	-	(71,177)
Class A	-	(39,000)
Class B	-	(24,881)
Class C	-	(7,471)
Class I	-	(2,044)
Fund share transactions: Proceeds from shares sold	69,549,824	179,648,515
Reinvestment of distributions	-	586,689
Cost of shares redeemed	(154,710,807)	(410,609,653)
Net increase (decrease) in net assets from Fund share transactions	(85,160,983)	(230,374,449)
Increase (decrease) in net assets	(35,974,049)	(564,917,006)
Net assets at beginning of period	1,106,789,978	1,671,706,984
Net assets at end of period (including undistributed net investment income of $492,668 at March 31, 2003)	$ 1,070,815,929	$ 1,106,789,978

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class AARP
Years Ended September 30,	2003[a]	2002	2001	2000	1999	1998
Selected Per Share Data
Net asset value, beginning of period	$ 30.66	$ 39.74	$ 73.41	$ 62.68	$ 51.24	$ 57.84
Income (loss) from investment operations: Net investment income (loss)[b]	.03	(.03)	(.07)	(.10)	.04	.28
Net realized and unrealized gain (loss) on investment transactions	1.34	(9.03)	(25.89)	16.27	18.19	(2.26)
Total from investment operations	1.37	(9.06)	(25.96)	16.17	18.23	(1.98)
Less distributions from: Net investment income	-	-	-	(.04)	(.24)	(.31)
Net realized gains on investment transactions	-	(.02)	(7.71)	(5.40)	(6.55)	(4.31)
Total distributions	-	(.02)	(7.71)	(5.44)	(6.79)	(4.62)
Net asset value, end of period	$ 32.03	$ 30.66	$ 39.74	$ 73.41	$ 62.68	$ 51.24
Total Return (%)	4.47**	(22.85)	(38.60)	26.01	36.83	(3.39)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	807	840	1,279	2,450	1,735	1,247
Ratio of expenses before expense reductions (%)	.93*	.87	.88	.91[c]	.91	.87
Ratio of expenses after expense reductions (%)	.93*	.87	.88	.90[c]	.91	.87
Ratio of net investment income (loss) (%)	.16*	(.06)	(.13)	(.13)	.07	.50
Portfolio turnover rate (%)	33*	13	35	66	68	53
[a] For the six months ended March 31, 2003 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] The ratios of operating expenses excluding costs incurred in connection with a fund complex reorganization before and after expense reductions were .90% and .90%, respectively.
* Annualized
** Not annualized

Class S
Years Ended September 30,	2003[a]	2002	2001	2000[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.67	$ 39.74	$ 73.41	$ 76.71
Income (loss) from investment operations: Net investment income (loss)[c]	.03	(.02)	(.08)	(.02)
Net realized and unrealized gain (loss) on investment transactions	1.34	(9.03)	(25.88)	(3.28)
Total from investment operations	1.37	(9.05)	(25.96)	(3.30)
Less distributions from: Net realized gains on investment transactions	-	(.02)	(7.71)	-
Net asset value, end of period	$ 32.04	$ 30.67	$ 39.74	$ 73.41
Total Return (%)	4.47**	(22.82)	(38.60)	(4.30)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	118	128	202	7
Ratio of expenses (%)	.93*	.85[d]	.88	.89*
Ratio of net investment income (loss) (%)	.16*	(.04)	(.16)	(.15)*
Portfolio turnover rate (%)	33*	13	35	66
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from July 17, 2000 (commencement of sales of Class S shares) to September 30, 2000.
[c] Based on average shares outstanding during the period.
[d] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was .87%.
* Annualized
** Not annualized

Class A
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.56	$ 39.71	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	(.01)	(.13)	(.07)
Net realized and unrealized gain (loss) on investment transactions	1.34	(9.00)	(10.33)
Total from investment operations	1.33	(9.13)	(10.40)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 31.89	$ 30.56	$ 39.71
Total Return (%)[d]	4.35**	(23.04)	(20.75)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	82	77	101
Ratio of expenses (%)	1.19*	1.13[e]	1.16*
Ratio of net investment income (loss) (%)	(.10)*	(.32)	(.44)*
Portfolio turnover rate (%)	33*	13	35
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class A shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.14%.
* Annualized
** Not annualized

Class B
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.25	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.45)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.34	(8.91)	(10.29)
Total from investment operations	1.20	(9.36)	(10.48)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 31.45	$ 30.25	$ 39.63
Total Return (%)[d]	3.97**	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	40	43	65
Ratio of expenses (%)	1.97*	1.93[e]	1.96*
Ratio of net investment income (loss) (%)	(.88)*	(1.12)	(1.24)*
Portfolio turnover rate (%)	33*	13	35
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class B shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.94%.
* Annualized
** Not annualized

Class C
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.26	$ 39.63	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	(.14)	(.44)	(.19)
Net realized and unrealized gain (loss) on investment transactions	1.33	(8.91)	(10.29)
Total from investment operations	1.19	(9.35)	(10.48)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 31.45	$ 30.26	$ 39.63
Total Return (%)[d]	3.93**	(23.64)	(20.91)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	16	15	19
Ratio of expenses (%)	1.96*	1.90[e]	1.94*
Ratio of net investment income (loss) (%)	(.87)*	(1.09)	(1.22)*
Portfolio turnover rate (%)	33*	13	35
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class C shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Total return does not reflect the effect of any sales charges.
[e] The ratio of operating expenses includes a one-time reduction in certain liabilities of an acquired fund (Classic Growth Fund). The ratio without the reduction was 1.92%.
* Annualized
** Not annualized

Class I
Years Ended September 30,	2003[a]	2002	2001[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.74	$ 39.76	$ 50.11
Income (loss) from investment operations: Net investment income (loss)[c]	.06	.06	.00[d]
Net realized and unrealized gain (loss) on investment transactions	1.36	(9.06)	(10.35)
Total from investment operations	1.42	(9.00)	(10.35)
Less distributions from: Net realized gain on investment transactions	-	(.02)	-
Net asset value, end of period	$ 32.16	$ 30.74	$ 39.76
Total Return (%)	4.62**	(22.69)	(20.65)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	7	4	5
Ratio of expenses (%)	.73*	.67	.69*
Ratio of net investment income (loss) (%)	.36*	.14	.04*
Portfolio turnover rate (%)	33*	13	35
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from June 25, 2001 (commencement of sales of Class I shares) to September 30, 2001.
[c] Based on average shares outstanding during the period.
[d] Amount is less than $.005.
* Annualized
** Not annualized

Institutional Class
Years Ended September 30,	2003[a]	2002[b]
Selected Per Share Data
Net asset value, beginning of period	$ 30.66	$ 35.71
Income (loss) from investment operations: Net investment income (loss)[c]	.04	(.01)
Net realized and unrealized gain (loss) on investment transactions	1.34	(5.04)
Total from investment operations	1.38	(5.05)
Net asset value, end of period	$ 32.04	$ 30.66
Total Return (%)	4.50**	(14.14)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	.486	.858
Ratio of expenses (%)	.86*	.85*
Ratio of net investment income (loss) (%)	.23*	(.05)*
Portfolio turnover rate (%)	33*	13
[a] For the six months ended March 31, 2003 (Unaudited).
[b] For the period from August 19, 2002, (commencement of sales of Institutional Class shares) to September 30, 2002.
[c] Based on average shares outstanding during the period.
* Annualized
** Not annualized

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

Scudder Capital Growth Fund (the "Fund") is a diversified series of Investment Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors subject to an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Prior to February 3, 2003, Class C shares were offered without an initial sales charge. Class C shares do not convert into another class. Class I shares and Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Shares of Class AARP are designed for members of AARP. Class S shares of the Fund are generally not available to new investors. Class AARP, and Class S shares are not subject to initial or contingent deferred sales charges.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, administrative fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Scudder Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At September 30, 2002, the Fund had a net tax basis capital loss carryforward of approximately $150,104,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until September 30, 2009 ($15,353,000) and September 30, 2010 ($134,751,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 2001 through September 30, 2002, the Fund incurred approximately $253,537,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending September 30, 2003.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At September 30, 2002, the Fund's components of distributable earnings (accumulated losses) on a tax-basis are as follows:

Undistributed ordinary income*	$ -
Undistributed net long-term capital gains	-
Capital loss carryforwards	(150,104,000)
Net unrealized appreciation (depreciation) on investments	(267,482,214)

In addition, during the year ended September 30, 2002, the tax character of distributions paid to shareholders by the Fund are summarized as follows:

Distributions from long-term capital gains	$ (616,712)

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Other. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended March 31, 2003, purchases and sales of investment securities (excluding short-term investments) aggregated $183,449,338 and $247,794,883, respectively.

C. Related Parties

Management Agreement. Under the Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Management Agreement is equal to an annual rate of 0.58% of the first $3,000,000,000 of the Fund's average daily net assets, 0.555% of the next $1,000,000,000 of such net assets and 0.53% of such net assets in excess of $4,000,000,000, computed and accrued daily and payable monthly. Accordingly, for the six months ended March 31, 2003, the fee pursuant to the Management Agreement was equivalent to an annualized effective rate of 0.58% of the Fund's average daily net assets.

Administrative Fee. Under the Administrative Agreement (the "Administrative Agreement"), the Advisor provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by the Advisor under its Management Agreement with the Fund, as described above) in exchange for the payment by each class of the Fund of an administrative services fee (the "Administrative Fee") of 0.30%, 0.30%, 0.325%, 0.375%, 0.35%, 0.10% and 0.275% of the average daily net assets for Class AARP, S, A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly for the period October 1, 2002 to December 31, 2002.

Effective January 1, 2003, the Fund's Trustees approved Administrative Fee rates of 0.41%, 0.41%, 0.42%, 0.435%, 0.425%, 0.17% and 0.275% of the average daily net assets for Class AARP, S, A, B, C, I and Institutional Class shares, respectively, computed and accrued daily and payable monthly.

Various third-party service providers, some of which are affiliated with the Advisor, provide certain services to the Fund under the Administrative Agreement. Scudder Fund Accounting Corporation, a subsidiary of the Advisor, computes the net asset value for the Fund and maintains the accounting records of the Fund. Scudder Investments Service Company, an affiliate of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class A, B, C, I and Institutional Class shares of the Fund. Scudder Service Corporation, also a subsidiary of the Advisor, is the transfer, shareholder service and dividend-paying agent for Class AARP and S shares of the Fund. Scudder Trust Company, also an affiliate of the Advisor, provides subaccounting and recordkeeping services for shareholders in certain retirement and employee benefit plans. In addition, other service providers not affiliated with the Advisor provide certain services (i.e., custody, legal and audit) to the Fund under the Administrative Agreement. The Advisor pays the service providers for the provision of their services to the Fund and pays other Fund expenses, including insurance, registration, printing, postage and other costs. Certain expenses of the Fund will not be borne by the Advisor under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of Independent Trustees (including the fees and expenses of their independent counsel). For the six months ended March 31, 2003, the Administrative Fee was as follows:

Administrative Fee	Total Aggregated	Unpaid at March 31, 2003
Class AARP	$ 1,503,017	$ 254,778
Class S	223,624	38,835
Class A	154,867	27,721
Class B	87,118	14,081
Class C	30,480	5,362
Class I	6,280	1,532
Institutional Class	265	107
	$ 2,005,651	$ 342,416

The Administrative Agreement between the Advisor and the Fund will terminate effective September 30, 2003 and the Fund will directly bear the cost of the expenses formerly covered under the Administrative Agreement. Effective October 1, 2003 through September 30, 2005, the Advisor has agreed to contractually waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund to the extent necessary to maintain the operating expenses at 0.99%, 0.99%, 1.00%, 1.015%, 1.005%, 0.75%, and 0.86% of average daily net assets for Class AARP, S, A, B, C, I and Institutional Class shares, respectively (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, Rule 12b-1 and/or service fees, trustee and trustee counsel fees).

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, Scudder Distributors, Inc. ("SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended March 31, 2003, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at March 31, 2003
Class B	$ 161,922	$ 27,366
Class C	59,114	10,375
	$ 221,036	$ 37,741

In addition, SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2003, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at March 31, 2003	Effective Rate
Class A	$ 100,094	$ 16,548	0.24%
Class B	51,815	7,253	0.24%
Class C	19,254	3,952	0.24%
	$ 171,163	$ 27,753

Underwriting Agreement and Contingent Deferred Sales Charge. SDI is the principal underwriter for Class A, B and C shares. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2003 aggregated $6,776. There were no underwriting commissions paid in connection with the distributions of Class C shares for the six months ended March 31, 2003.

In addition, SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2003 the CDSC for Class B and C shares aggregated $58,082 and $340, respectively.

Trustees' Fees and Expenses. The Fund pays each Trustee not affiliated with the Advisor retainer fees plus specified amounts for attended board and committee meetings.

Scudder Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Scudder Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust. Distributions from the QP Trust to the Fund for the six months ended March 31, 2003, totaled $144,592 and are reflected as interest income on the Statement of Operations.

Other Related Parties. AARP through its affiliates monitors and approves the AARP Investment Program from the Advisor. The Advisor has agreed to pay a fee to AARP and/or its affiliates in return for the use of the AARP trademark and services relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by the Advisor. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% of the first $6,000,000,000 of net assets, 0.06% of the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. These amounts are used for the general purposes of AARP and its members.

D. Expense Off-Set Arrangement

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's custodian expenses. During the six months ended March 31, 2003, pursuant to the Administrative Agreement, the Administrative Fee was reduced by $29 for custodian credits earned.

E. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $1.3 billion revolving credit facility administered by J.P. Morgan Chase Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended March 31, 2003		Year Ended September 30, 2002
	Shares	Dollars	Shares	Dollars
Shares sold
Class AARP	522,008	$ 17,110,669	1,432,547	$ 59,740,922
Class S	479,284	15,710,177	1,215,603	50,601,789
Class A	501,763	16,390,957	1,126,043	45,171,718
Class B	158,565	5,094,620	360,158	14,702,221
Class C	117,875	3,775,521	194,904	7,897,495
Class I	328,230	10,953,736	36,822	1,533,370
Institutional Class	15,128	514,144	28*	1,000*
		$ 69,549,824		$ 179,648,515
Shares issued to shareholders in reinvestment of distributions
Class AARP	-	$ -	9,827	$ 445,630
Class S	-	-	1,552	70,389
Class A	-	-	840	38,152
Class B	-	-	512	23,169
Class C	-	-	162	7,305
Class I	-	-	45	2,044
		$ -		$ 586,689
Shares redeemed
Class AARP	(2,733,537)	$ (87,910,851)	(6,235,589)	$ (245,401,215)
Class S	(965,874)	(31,980,101)	(2,130,626)	(86,794,487)
Class A	(457,265)	(14,771,624)	(1,123,077)	(45,537,725)
Class B	(285,869)	(9,089,002)	(593,379)	(23,517,908)
Class C	(100,756)	(3,207,004)	(198,531)	(7,803,357)
Class I	(240,665)	(7,752,225)	(40,265)	(1,554,961)
Institutional Class	-	-	-	-
		$ (154,710,807)		$ (410,609,653)
Net increase (decrease)
Class AARP	(2,211,529)	$ (70,800,182)	(4,793,215)	$ (185,214,663)
Class S	(486,590)	(16,269,924)	(913,471)	(36,122,309)
Class A	44,498	1,619,333	3,806	(327,855)
Class B	(127,304)	(3,994,382)	(232,709)	(8,792,518)
Class C	17,119	568,517	(3,465)	101,443
Class I	87,565	3,201,511	(3,398)	(19,547)
Institutional Class	15,128	514,144	28*	1,000*
		$ (85,160,983)		$ (230,374,449)

* For the period from August 20, 2002, (commencement of sales of Institutional Class shares) to September 30, 2002.

Account Management Resources

Convenient ways to invest, quickly and reliably	Automatic Investment Plan
A convenient investment program in which money is electronically debited from your bank account monthly to regularly purchase fund shares and "dollar cost average" - buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*
Automatic Dividend Transfer
The most timely, reliable, and convenient way to purchase shares - use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).
QuickBuy
Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.
Payroll Deduction and Direct Deposit
Have all or part of your paycheck - even government checks - invested in up to four Scudder funds at one time.
* Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

Those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs	Automatic Withdrawal Plan
You designate the bank account, determine the schedule (as frequently as once a month) and amount of the redemptions, and Scudder does the rest.
Distributions Direct
Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.
QuickSell
Provides speedy access to your money by electronically crediting your redemption proceeds to the bank account you previously designated.

Principal Underwriter	Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606 (800) 621-1148

For shareholders of Classes A, B, C and Institutional

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
Call ScudderACCESS - (800) 972-3060
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
scudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	To speak with a Scudder financial advisor Call (800) 621-1048
Please address all written correspondence to	Scudder Investments PO Box 219356 Kansas City, MO 64121-9356

	Nasdaq Symbol	CUSIP Number
Class A	SDGAX	460965-742
Class B	SDGBX	460965-734
Class C	SDGCX	460965-726
Institutional Class	SDGTX	460965-544

For shareholders of Class AARP and Class S

Around-the-clock electronic account service and information, including some transactions	Automated Information Lines
AARP Investment Program Shareholders:
Call Easy-Access Line - (800) 631-4636
Scudder Class S Shareholders:
Call SAIL™ - (800) 343-2890
Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.
Web Site
AARP Investment Program Shareholders -
aarp.scudder.com
Scudder Class S Shareholders -
myScudder.com
Scudder's Web sites allow you to view your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
The sites also provide prospectuses and applications for all Scudder funds, blank forms, interactive worksheets, news about Scudder funds, subscription to fund updates by e-mail, retirement planning information, and more.

For more information about these services	AARP Investment Program Shareholders: Call an AARP Investment Program financial advisor at (800) 253-2277 Scudder Class S Shareholders: Call a Scudder financial advisor at (800) SCUDDER
Please address all written correspondence to	For AARP Investment Program Shareholders:
AARP Investment Program from Scudder Investments
PO Box 219735
Kansas City, MO
64121-9735
For Scudder Class S Shareholders:
Scudder Investments
PO Box 219669
Kansas City, MO
64121-9669

	Ticker Symbol	Fund Number
Class AARP	ACGFX	198
Class S	SCGSX	398

Privacy Statement

This privacy statement is issued by Scudder Distributors, Inc., Scudder Financial Services, Inc., Scudder Investor Services, Inc., Scudder Trust Company and the Scudder Funds. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information.

We never sell customer lists or individual client information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. To be able to serve our clients, information is shared with affiliates and other companies. Specifically, we disclose client information to parties that perform various services for us, such as transfer agents, custodians, and broker-dealers. Limited information also may be shared with affiliates, with companies with which we have joint marketing agreements, or with other parties as required by law. Any organization receiving client information may only use it for the purpose designated by the entities listed above.

For AARP shareholders only: Certain investors in the AARP Investment Program are advised that limited nonpublic personal information is shared with AARP and its subsidiary AARP Services Inc. (ASI). This includes an investor's status as a current or former Program participant, name, address, and type of account maintained (i.e. IRA or non-IRA). This information must be shared so that ASI can provide quality control services, such as monitoring satisfaction with the Program. However, AARP and ASI may also use this information for other purposes such as member research, and may share this information with other AARP providers to inform members of AARP benefits and services. Shareholders residing in states with certain state specific privacy restrictions are excluded from this information sharing. All other shareholders may instruct us in writing not to share information regarding themselves or joint account holders with AARP or ASI for any purposes unrelated to the AARP Investment Program. To request the appropriate form, call 1-800-253-2277. With respect to accounts that are jointly held, an opt-out form received from any of the joint account holders will be applied to the entire account.

Questions on this policy may be sent to:
For Class AARP: AARP Investment Program, Attention: Correspondence,
P.O. Box 219735, Kansas City, MO 64121-9735

For Class S: Scudder Investments, Attention: Correspondence,
P.O. Box 219669, Kansas City, MO 64121-9669

For Classes A, B, and C: Scudder Investments, Attention: Correspondence - Chicago
P.O. Box 219415, Kansas City, MO 64121-9415

July 2002

Notes